Credit Suisse Financial Services Forum Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. February 12, 2014

2 Important Cautionary Statement About Forward-Looking Statements The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2012 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. This presentation may contain forward looking statements. Statements regarding future efficiency targets, expense reductions, and revenue growth are forward looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potential” or “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Such statements are based upon the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward- looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, "Item 1A. Risk Factors" in our 2012 Annual Report on Form 10-K and include risks discussed in other periodic reports that we file with the SEC. The estimated financial impact of legal and regulatory matters depends upon (1) the successful negotiation, execution, and delivery of definitive agreements in several matters, (2) the ultimate resolution of certain legal matters which are not yet complete, (3) management’s assumptions about the extent to which such amounts may be deducted for tax purposes, (4) the agreement of other necessary parties, and (5) our assumptions about the extent to which we can provide consumer relief to satisfy our financial obligations as contemplated by the agreements in principle with regulators. Additional factors include: our framework for managing risks may not be effective in mitigating risk and loss to us; as one of the largest lenders in the Southeast and Mid-Atlantic U.S. and a provider of financial products and services to consumers and businesses across the U.S., our financial results have been, and may continue to be, materially affected by general economic conditions, particularly unemployment levels and home prices in the U.S., and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; legislation and regulation, including the Dodd-Frank Act, as well as future legislation and/or regulation, could require us to change certain of our business practices, reduce our revenue, impose additional costs on us, or otherwise adversely affect our business operations and/or competitive position; we are subject to capital adequacy and liquidity guidelines and, if we fail to meet these guidelines, our financial condition would be adversely affected; loss of customer deposits and market illiquidity could increase our funding costs; we rely on the mortgage secondary market and GSEs for some of our liquidity; we are subject to credit risk; our ALLL may not be adequate to cover our eventual losses; we may have more credit risk and higher credit losses to the extent our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we will realize future losses if the proceeds we receive upon liquidation of non-performing assets are less than the carrying value of such assets; a downgrade in the U.S. government's sovereign credit rating, or in the credit ratings of instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, could result in risks to us and general economic conditions that we are not able to predict; the failure of the European Union to stabilize the fiscal condition and creditworthiness of its weaker member economies could have international implications potentially impacting global financial institutions, the financial markets, and the economic recovery underway in the U.S.; weakness in the real estate market, including the secondary residential mortgage loan markets, has adversely affected us and may continue to adversely affect us; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or as a result of certain breaches of our servicing agreements, and this could harm our liquidity, results of operations, and financial condition; financial difficulties or credit downgrades of mortgage and bond insurers may adversely affect our servicing and investment portfolios; we may face certain risks as a servicer of loans, or also may be terminated as a servicer or master servicer, be required to repurchase a mortgage loan or reimburse investors for credit losses on a mortgage loan, or incur costs, liabilities, fines and other sanctions if we fail to satisfy our servicing obligations, including our obligations with respect to mortgage loan foreclosure actions; we are subject to risks related to delays in the foreclosure process; we may continue to suffer increased losses in our loan portfolio despite enhancement of our underwriting policies and practices; our mortgage production and servicing revenue can be volatile; as a financial services company, changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; changes in market interest rates or capital markets could adversely affect our revenue and expense, the value of assets and obligations, and the availability and cost of capital and liquidity; changes in interest rates could also reduce the value of our MSRs and mortgages held for sale, reducing our earnings; changes which are being considered in the method for determining LIBOR may affect the value of debt securities and other financial obligations held or issued by SunTrust that are linked to LIBOR, or may affect the Company's financial condition or results of operations; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; depressed market values for our stock may require us to write down goodwill; clients could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; consumers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; hurricanes and other disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact business and revenues; we rely on other companies to provide key components of our business infrastructure; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors and other service providers, including as a result of cyber attacks, could disrupt our businesses, result in the disclosure or misuse of confidential or proprietary information, damage our reputation, increase our costs and cause losses; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect the business, revenue, and profit margins; competition in the financial services industry is intense and could result in losing business or margin declines; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we might not pay dividends on your common stock; our ability to receive dividends from our subsidiaries could affect our liquidity and ability to pay dividends; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; any reduction in our credit rating could increase the cost of our funding from the capital markets; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we are subject to certain litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even from inadvertent or unintentional violations; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our accounting policies and processes are critical to how we report our financial condition and results of operations, and they require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may not prevent or detect all errors or acts of fraud; our financial instruments carried at fair value expose us to certain market risks; our revenues derived from our investment securities may be volatile and subject to a variety of risks; and we may enter into transactions with off-balance sheet affiliates or our subsidiaries.

Franchise Overview

Who is SunTrust?

- A leading financial institution focused on meeting clients' needs and improving their financial well-being
- Our organization is differentiated by:
  - A "Client First" culture that has generated high loyalty
  - Being the right size—large enough to compete with anyone while still being nimble
  - Diversity—a strong regional bank, augmented with key national businesses
  - Leading market shares in high growth and densely populated markets in the Southeast and Mid-Atlantic
  - A management team with increased intensity on capitalizing upon SunTrust's strengths

Diverse Business Mix[1]



Other 6%
Mortgage Banking 11%
CRE 3%
Retail Banking 32%
Commercial and Business Banking 12%
Corporate and Investment Banking 18%
Private Wealth Management 11%
Consumer Lending 7%

Leading Market Shares in Growth Markets

Deposit Market Share in Respective Top 10 MSAs[2]

#2 of 11



13.7%
STI
8.6%
Peers

Projected Population Growth of Footprint[3]

#2 of 11



4.6%
STI
3.0%
Peers

1. Based on 2013 FTE Revenue. Other includes Corporate, institutional asset management, equipment finance group, insurance premium financing and certain Treasury & Payment Solutions standalone client sub-segments
2. Source: SNL Financial, as of 6/30/13 based on top 10 MSAs (by deposits) for each institution. Numerator is company's total deposits in its Top 10 MSAs and denominator is total deposits in those 10 MSAs
3. Source: SNL Financial, at 2/3/14, based on five-year projected change (2012-2017). Weighted average by deposits in MSAs and counties not in any MSA

Note: Peers include: BBT, COF, CMA, FITB, KEY, MTB, PNC, RF, USB, and WFC

3

SUNTRUST

Solid Momentum Generated in 2013

($ in millions, except EPS)

Adjusted Earnings Per Share[1]



$2.19
25%
$2.74
2012
2013

Net Charge-offs[2]



$1,681
$290
60%
1.37%
$1,391
0.55%
$678
2012
2013
Core NCO's
Impact of Items
Reported NCO Ratio

Nonperforming Loans[3]



1.27%
37%
$1,547
0.76%
$971
YE 2012
YE 2013
NPLs
NPL Ratio

Adjusted Tangible Efficiency Ratio[4]



69.3%
-350bps
65.8%
2012
2013

Capital Position[5]



10.0%
Basel I Tier 1 Common Ratio
9.8%
Basel I Tier 1 Common Ratio
Basel III Tier 1 Common Ratio = 9.6%5
YE 2012
YE 2013

1. 2012 reported EPS was $3.59. 2013 reported EPS was $2.41. Please refer the appendix for a reconciliation to adjusted EPS
2. In 2012, $290 million of charge-offs were recognized as a result of sales of certain nonperforming loans and due to the reclassification of certain loans that were discharged from Chapter 7 bankruptcy to nonperforming status
3. In 2Q 13, $220 million of loans previously discharged from Chapter 7 bankruptcy were returned to performing status
4. Calculated on a tangible basis and excluding certain items that are material and/or potentially nonrecurring. The GAAP efficiency ratios for 2012 and 2013 were 59.7%, and 71.8%, respectively. Please refer to the appendix for the efficiency ratio reconciliations
5. YE 2013 estimated. Please refer to the appendix for additional detail on the calculation

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SunTrust

2014 Focus Areas by Segment

	Strategic Focus (● Revenue Focus ○ Expense Focus)	2013 Tangible Efficiency	Key Focus Areas (Ⓡ Revenue Item Ⓔ Expense Item)
Wholesale Banking		53.1%[1]	Ⓡ CIB expansion Ⓡ CRE growth Ⓡ Enhance treasury and payments solution capabilities
Consumer Banking and Private Wealth Management		66.1%[1]	Ⓡ Deepen client relationships via wealth management, investments, & credit card Ⓡ Grow consumer lending Ⓔ Optimize delivery model
Mortgage Banking		108.0%[2]	Ⓡ Drive purchase origination via an improved client experience Ⓔ Right-size expense base to reflect current environment Ⓔ Further reduce legacy assets and associated costs
Enterprise - Wide		65.8%[3]	Ⓡ Build on recent loan growth momentum Ⓡ Meet more client needs Ⓔ Streamline operations and support costs Ⓔ Continued focus on disciplined expense management

1. Reported efficiency ratios were 54.3% and 68.6%, respectively, for Wholesale Banking and Consumer Banking and Private Wealth Management. The impact from excluding the amortization of intangible assets was (1.1%) and (2.4%), respectively. Totals may not foot due to rounding
2. Mortgage Banking 2013 tangible efficiency ratio adjusted for 3Q 13 8-K significant items. The reported ratio was 159.8%. Please refer to the appendix for efficiency ratio reconciliations
3. Calculated on a tangible basis and excluding certain items that are material and/or potentially nonrecurring. The GAAP efficiency ratio was 71.8%. Please refer to the appendix for efficiency ratio reconciliations

5

SunTrust

6 59% 44%$830 $1,461 2008 2013 Commercial Banking/ Business Banking $1.6 $0.9 $1.6 $2.1 $0.8 $1.8 $1.0 $1.7 $0.2 $0.4 4Q 12 4Q 13 Wholesale Banking Strategic Priorities Leverage CIB Momentum 1. Represents loan balances in Commercial Real Estate line of business. “Other” includes Special Assets Division, Portfolio Management, and Residential Grow CRE1 Further Invest in Treasury and Payments Solutions to Enhance Cross-sell Improve Productivity and Efficiency in Commercial and Business Banking ($ in billions, average balances) SunTrust Community Capital REITS Institutional RE Regional CRE Other $5.3 $6.9 ($ in millions) 2011 2013 Corporate and Investment Banking 2013 Efficiency Ratio

7 7% 16% 32% 4Q 11 4Q 12 4Q 13 Investment Grade Bonds Loan Syndications High Yield Bonds Investment Banking Spotlight Increasingly Diverse Revenue Stream Debt Underwriting Revenue1 Equity Underwriting / Advisory Revenue1 Expanding Investment Banking Income 2 3 2 1. Percentage of Investment Banking total product revenue 2. Source: Bloomberg league tables, based on volume 3. Syndicated STRH quarterly deal volume based on LPC league tables, adjusted each quarter to match the annual deal volume published in LPC annual league tables Growing Market Share STRH 2011 – 2013 Market Share Compared to 2008 - 2010 1.3x 1.3x 5.4x 93% 84% 68% 4Q 11 4Q 12 4Q 13 $317 $342 $356 2011 2012 2013

8 1,616 1,497 YE 2012 YE 2013 73% 77% 2012 2013 1. Retail productivity defined as Needs Met/FTE/Day. Needs Met represents the # of units from key product categories, including checking, savings, credit card, consumer loans/lines, investment referrals, and mortgage referrals. FTEs include Managers, Personal Bankers, In-store Financial Services Representatives and In-store Assistant Managers 2. Excludes guaranteed student loans 3. Left bar represents estimated percentage of SunTrust mass affluent households with a SunTrust investment product. Right bar represents estimated percentage of SunTrust high net worth households with a SunTrust PWM relationship 2012 2013 Consumer Banking & Private Wealth Management Strategic Priorities ($ in millions) Drive Retail Productivity Higher1 Continued Channel Optimization Branch Count Self- Service Grow Consumer Lending Production2 New Products/ Increased Focus $2,658 $3,091 Consumer Credit Card, Simple Home Refinance, LightStream All Other Improve Wealth Management Productivity3 Mass Affluent: Investment Penetration High Net Worth: PWM Penetration 7% 10% $2,414 $2,621 $244 $470 4Q 12 4Q 13

9 $576 $602 2012 2013YE 2012 YE 2013 Wealth Management Spotlight 1. Includes PWM Advisors, Premier Bankers, and Financial Advisors 2. Includes retail investment income and trust & investment management income in the Consumer Banking & PWM segment. Excludes Ridgeworth revenues, which are in the Wholesale Banking segment 3. Represents composition of $50 billion of managed (discretionary) assets at 4Q 13. Real Estate and Other includes real estate, privately held investments, collections, and other miscellaneous assets Wealth Management Fee Income Growth2 ($ in millions) PWM Investment Composition3 Equities 49% Fixed Income 26% Cash/ Other 16% Real Estate/ Other 9% Wealth & Investment Management Bankers1

10 $164.4 Total Originations 2009 - 2013 Total Losses 2009 - 2013 Vintages ~60-65% ~35-40% 2013 Future State 6.3% 3.9% YE 2012 YE 2013 $0.8 $0.4 YE 2012 YE 2013 Mortgage Banking Strategic Priorities ($ in millions) Simplify and Focus the Business Model Continue Resolution of Legacy Mortgage Reduce Expenses Originate High Quality Mortgages Residential Mortgage NPLs (Non-Gtd) Loss Rate = 2.5 bps 2 1. Represents origination mix by channel 2. Graphs not drawn to scale. Total losses include net charge-offs and repurchase losses for loans originated from 1/1/09 to 12/31/13 Delinquent MSR UPB % of Total MSR UPB ($ in billions) ($ in billions) Retail Correspondent Consumer Direct Broker 11% Retail / Consumer Direct Correspondent 14% 41% 34% 1 $256 $200 4Q 13 2Q 14 Estimated ~ $0.04

11 Loan Portfolio Diversification Note: Consumer includes direct consumer loans (other than student guaranteed), consumer indirect loans and consumer credit cards. Guaranteed includes guaranteed student loans and guaranteed residential mortgages. Construction includes both commercial and residential construction Loan Portfolio at 12/31/09 Loan Portfolio at 12/31/13 Long-term Loan Portfolio Target C&I 39% C&I 45% C&I ~45 - 50% Non-Gtd Residential Mortgage & Home Equity 38% Non-Gtd Residential Mortgage & Home Equity 31% Non-Gtd Residential Mortgage & Home Equity ~25 - 30%

12 Year 1 Year 2 $1,251 $1,242 $1,240 $1,247 1Q 13 2Q 13 3Q 13 4Q 13 Loan Growth Momentum Building Net Interest Income Loan Growth (period end balances) (FTE $ in millions) 1Q 13 1. Asset sensitivity profile is based on the 12/31/13 ending balance sheet and incorporates a projected balance sheet and base interest rate forecast curve; rate shocks are assumed to occur at 12/31/13 and are applied to the base interest rate forecast curve Note: All changes are relative to prior quarter Net Interest Margin NII Asset Sensitivity Profile1 +1.8% +12.4% +6.3% +1.0% Memo: Commercial loan swap income is expected to be $366mm in 2014 and $102mm in 2015 3.33% 3.25% 3.19% 3.20% 1Q 13 Q 13 3Q 13 4Q 13-0.5% +1.0% +1.9% +2.8% 2Q 13 3Q 13 4Q 13

Adjusted Tangible Efficiency Ratio[1]



Recent Progress Driven Entirely by Expense Reductions
A More Balanced Approach Required Going Forward
69.3%
+3.7%
(7.1%)
65.8%
~(1%)
~(1%)
< 64%
Expense Reductions:
Mortgage Right-Sizing
Streamlining of Operations
Branch Reductions
Expense Increases / Investments:
CIB
Wealth Management
CRE
Treasury & Payments
Digital/Mobile Banking
2012
Revenue Loss
Net Expense Reductions
2013
Revenue Growth
Net Expense Reductions
2014

1. GAAP efficiency ratios were 59.7% and 71.8% for 2012 and 2013, respectively. Please refer to the appendix for the GAAP reconciliations

Note: Charts are not drawn to scale and totals may not foot due to rounding

13

SunTrust

14 Investment Thesis Why SunTrust? • Attractive franchise with leading market shares in growth markets that are experiencing recovery/growth • Diverse revenue streams • Demonstrated expense discipline; committed to long-term efficiency objectives • Further potential in improving overall return profile

Appendix

2012 Income Statement Reconciliation

Reported and Excluding Impact of Significant Items Pre-announced in September 2012

Income Statement ($ in millions)	2012 Reported Earnings	Impact from Significant 3Q 12 Items	2012 Adjusted Earnings
NET INTEREST INCOME	$5,102		$5,102
Provision for Credit Losses	1,395	172 [1]	1,223
NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES	3,707		3,879
NONINTEREST INCOME			
Service charges on deposit accounts	676		676
Trust and investment management income	512		512
Retail investment services	241		241
Other charges and fees	402		402
Investment banking income	342		342
Trading Income	211		211
Card fees	316		316
Mortgage production related income / (loss)	343	(371) [2]	714
Mortgage servicing related income	260		260
Other noninterest income / (loss)	96	(92) [3]	188
Net securities gains	1,974	1,938 [4]	36
Total noninterest income	5,373		3,898
NONINTEREST EXPENSE			
Employee compensation and benefits	3,077		3,077
Net occupancy expense	359		359
Outside processing and software	710		710
Equipment expense	188		188
Marketing and customer development	184	38 [5]	146
Amortization/impairment of intangible assets/goodwill	46		46
Net loss on extnguishment of debt	16		16
Operating losses	277		277
FDIC premium/regulatory exams	233		233
Other noninterest expense	1,233	96 [6]	1,137
Total noninterest expense	6,323		6,189
INCOME BEFORE PROVISION FOR INCOME TAXES	2,757		1,588
Provision for income taxes	773	417 [7]	356
INCOME INCLUDING INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST	1,984		1,232
Net income attributable to noncontrolling interest	26		26
NET INCOME	1,958		1,206
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	1,931		1,178
EPS - DILUTED	$3.59	$1.40	$2.19

1. Reflects the pre-tax provision expense associated with the planned sale of $0.5B nonperforming mortgage and CRE loans
2. Reflects the pre-tax mortgage repurchase provision in the third quarter of 2012
3. Reflects the pre-tax loss from moving $1.4B student loans and $0.5B Ginnie Mae loans to LHFS
4. Reflects the pre-tax gain associated with the early termination of agreements involving The Coca-Cola Company shares
5. Reflects the pre-tax impact from the charitable contribution of one million shares of The Coca-Cola Company
6. Reflects the pre-tax write-down associated with moving $0.2B affordable housing investments to HFS
7. Reflects the provision for income tax impact related to footnotes 1 – 6

Note: Totals may not foot due to rounding

16

SUNTRUST

17 Income Statement ($ in millions) 2013 Reported Earnings Impact from Significant 3Q 13 Items 2013 Adjusted Earnings NET INTEREST INCOME $4,853 $4,853 Provision for Credit Losses 553 553 NET INTEREST INCOME AFTER PROVISION FOR CREDIT LOSSES 4,300 4,300 NONINTEREST INCOME Service charges on deposit accounts 657 657 Trust and investment management income 518 518 Retail investment services 267 267 Other charges and fees 369 369 Investment banking income 356 356 Trading Income 182 182 Card fees 310 310 Mortgage production related income / (loss) 314 (63) 377 Mortgage servicing related income 87 87 Other noninterest income / (loss) 152 152 Net securities gains 2 2 Total noninterest income 3,214 3,277 NONINTEREST EXPENSE Employee compensation and benefits 2,901 2,901 Net occupancy expense 348 348 Outside processing and software 746 746 Equipment expense 181 181 Marketing and customer development 135 135 Amortization/impairment of intangible assets/goodwill 23 23 Net loss on extnguishment of debt - - Operating losses 503 323 180 FDIC premium/regulatory exams 181 181 Other noninterest expense 862 96 766 Total noninterest expense 5,880 5,461 INCOME BEFORE PROVISION FOR INCOME TAXES 1,634 2,116 Provision for income taxes 273 (304) 577 INCOME INCLUDING INCOME ATTRIBUTABLE TO NONCONTROLLING INTEREST 1,361 1,539 Net income attributable to noncontrolling interest 17 17 NET INCOME 1,344 1,522 NET INCOME AVAILABLE TO COMMON SHAREHOLDERS 1,297 1,476 EPS - DILUTED $2.41 ($0.33) $2.74 2013 Income Statement Reconciliation Reported and Excluding Impact of October 10, 2013 8-K Items 1 2 3 4 1. Reflects the pre-tax impact of mortgage repurchase settlements with Fannie Mae and Freddie Mac 2. Reflects the pre-tax impact from the settlement of certain legal matters 3. Reflects the pre-tax impact from the mortgage servicing advances allowance increase 4. Reflects the provision for income taxes impact from footnotes 1 – 3 ($191) and the other tax items ($113) referred to in the October 10, 2013 8-K Note: Totals may not foot due to rounding

Reconciliation of Efficiency Ratio

($ in millions)

	Consolidated		Mortgage Banking
Reported (GAAP) Basis	**2012**	**2013**	**2013**
Total Revenue - FTE	$10,598	$8,194	$941
Total Noninterest Expense	6,323	5,880	1,503
Amortization of Intangibles / Impairment of Goodwill	46	23	-
Efficiency Ratio	59.7%	71.8%	159.8%
Tangible Efficiency Ratio	59.2%	71.5%	159.8%
Adjusted Basis			
Reported Revenue	$10,598	$8,194	$941
Adjustment Items:			
Securities Gains	1,974	2	-
3Q-4Q 12 Student / Ginnie Mae Loan Sale (Losses)	(92)	-	-
FMV and ARS	39	33	-
Debt and SILC Valuation	(94)	(25)	-
Fair Value Adjustments	15	(12)	-
GSE Mortgage Repurchase Settlements	-	(63)	(63)
Adjusted Revenue	$8,756	$8,260	$1,004
Reported Noninterest Expense	$6,323	$5,880	$1,503
Adjustment Items:			
Affordable Housing Writedown	96	-	-
Charitable Contribution of KO Shares	38	-	-
Real Estate Charge	17	-	-
Goodwill Impairment	7	-	-
Loss on Debt Extinguishment	16	-	-
Severance	40	-	-
Settlement of Certain Legal Matters	-	323	323
Mortgage Servicing Advances Allowance Increase	-	96	96
Adjusted Expense	$6,110	$5,461	$1,084
Efficiency Ratio - Adjusted Basis	69.8%	66.1%	108.0%
Tangible Efficiency Ratio - Adjusted Basis	69.3%	65.8%	108.0%

1. Adjusted revenue and expenses are provided as they remove certain items that are material and/or potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions

Note: Totals may not foot due to rounding

18

SUNTRUST

19 Reconciliation of Tier 1 Common Equity Ratio1 ($ in billions) 4Q 13 Tier 1 Common Equity - Basel I $14.6 Adjustments from Basel I to Basel III 2 0.0 Tier 1 Common Equity - Basel III 3 $14.6 Risk-weighted Assets - Basel I $148.7 Adjustments from Basel I to Basel III 4 3.9 Risk-weighted Assets - Basel III 3 $152.6 Tier 1 Common Equity Ratio Basel I 9.8% Basel III 3 9.6% 1. The Tier 1 common equity ratio is a financial measure that is used by regulators, bank management, and investors to assess the capital position of financial services companies. The Tier 1 common equity ratio as calculated for Basel III is considered non-GAAP, and as such we have presented a reconciliation to the Tier 1 common equity ratio under Basel I that is currently used by regulators. All figures are estimated at the time of the earnings release and subject to revision 2. Improved treatment of mortgage servicing assets essentially offset by disallowed deferred tax assets 3. The Basel III calculations of Tier 1 common equity, risk-weighted assets, and the Tier 1 common equity ratio are based upon the Company's interpretation of the final Basel III rules issued by the Federal Reserve on July 2, 2013, on a fully-phased-in basis. The Company's interpretation of the rules is subject to change, and as such, so are its estimated Basel III calculations 4. The largest differences between the risk-weighted assets as calculated under Basel I versus Basel III for SunTrust relate to the risk-weightings for certain commercial loans, unfunded commitments and mortgage servicing assets Note: Totals may not foot due to rounding

Credit Suisse Financial Services Forum Aleem Gillani, Chief Financial Officer, SunTrust Banks, Inc. February 12, 2014